Entergy Third Quarter 2002 Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Don Hintz
President

C. John Wilder
Executive Vice President and Chief Financial Officer

October 30, 2002

Entergy

Safe Harbor

<u>The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995</u>: *Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants, and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.*

Quarter Highlights

Consolidated EPS
Operational


21%
$1.24
$1.50
3Q01
3Q02

Competitive Businesses EPS
Operational


45%
$0.31
$0.45
3Q01
3Q02

Operating Cash Flow
$B


38%
0.63
0.87
3Q01
3Q02

Net Debt to Net Capital
12 Months Ended; %


6%
50.6
47.6
3Q01
3Q02

Net Margin – Operational
12 Months Ended; %


35%
7.3
9.9
3Q01
3Q02

ROE – Operational
12 Months Ended; %


4%
10.4
10.8
3Q01
3Q02

Strong Earnings Growth Continued in the Third Quarter

Earnings Per Share
2000 - 2002



1st Quarter
2nd Quarter
3rd Quarter
0.42
0.48
0.69
0.75
0.80
-0.35
1.04
0.98
1.06
1.06
1.06
1.17
1.34
1.37
1.39
1.24
1.59
1.50
1Q00
1Q01
1Q02
2Q00
2Q01
2Q02
3Q00
3Q01
3Q02

Earnings Per Share
3Q01 vs. 3Q02



21%
Operational
1.39
1.24
1.59
1.50
3Q01
3Q02

As-Reported Operational

Special Items

2002 Special Items
$/share


0.09
1Q02
2Q02
3Q02
YTD
(0.11)
Turbine Commitments
Development Costs
Asset Impairments/ Gain on Sale
Restructuring
(1.15)
(1.17)

2002 Special Items
% of total


Asset Impairments/ Gain on Sale
Development Costs
Restructuring
8%
15%
33%
44%
Turbine Commitments

Operational Earnings by Business

Operational Earnings Per Share
3Q01 vs. 3Q02


$1.24
$0.15
$0.16
$0.99
($0.06)
3Q01
$1.50
$0.13
$0.32
$1.07
($0.02)
3Q02

Business	Key Drivers
ECS	• Reduced pipeline earnings due to lower volumes of gas transported • Increased trading volumes • Weaker non-nuclear asset results
Nuclear	• Higher revenues from full quarter of IP2 and partial quarter of VY • Increased expenses from amortization of outage costs
Utility	• Increased sales across all customer classes • Lower O&M expense
Parent	• Higher interest income • Reduced corporate expenses

Utility Operational Performance Measures

Operational Earnings Per Share
3Q01 vs. 3Q02


8%
0.99
1.07
3Q01
3Q02

Quarterly Highlights

Retail Sales
GWh


29,032
29,906
3Q01
3Q02

Total sales increased by 3% due to customer growth and higher usage levels

O&M Expense
$/MWh


14.17
14.01
3Q01
3Q02

O&M fell due to lower plant outage costs

Weather Impact
$/Share


3Q01
3Q02
(0.04)
(0.04)

Weather was below normal, but matched last year

Entergy Nuclear
Operational Performance Measures

Operational Earnings Per Share
3Q01 vs. 3Q02


100%
0.32
0.16
3Q01
3Q02

Quarterly Highlights

Total Generation
GWh


5,887
8,152
3Q01
3Q02

Output increased due to addition of IP2 and Vermont Yankee

Production Cost
$/MWh


17.06
18.49
3Q01
3Q02

Production costs rose 8% due to addition of plants and amortization of outage expenses at Pilgrim and IP3

Realized Price
$/MWh


34.62
42.59
3Q01
3Q02

Realized price increased 23%

Energy Commodity Services
Operational Performance Measures

Operational Earnings Per Share
3Q01 vs. 3Q02


13%
0.15
0.13
3Q01
3Q02

Quarterly Highlights

Gain/Loss Ratio
Times


3.3
2.0
3Q01
3Q02

Gain/loss ratio declined, but remained strong

Throughput
Bcf/day


2.56
2.27
3Q01
3Q02

Pipeline earnings decreased slightly due to lower throughput

Volumes Traded
Bcf/d (gas); TWh (power)


24.9
30.0
1.3
1.6
3Q01
3Q02
Gas
Power

Gas marketed increased 23% while power marketed rose 21%

Entergy-Koch Trading Statistics

Average Daily Earnings at Risk
$ millions



3Q
Year-to-Date
11
6
10
7
01
02
01
02

Source of Fair Market Value of Contracts
at end of 3Q02; %

	02-03	04-05	Total
Prices Actively Quoted	78%	90%	80%
Prices Provided By Other Sources	17%	7%	14%
Prices Based on Models and Other	5%	3%	6%

* The schedule assumes that contracts are realized at their scheduled maturity and no change in market prices occurs.

Realization of MTM Earnings
at end of 3Q02; %



03
80%
18%
04-05
2%
02

Entergy-Koch Counterparty Credit Rating
at end of 3Q02; %



Non-Investment Grade
19%
81%
Investment Grade

Financial Flexibility Measures

Net Debt to Net Capital
12 Months Ended; %



60
55
50
45
40
35
30
13%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

FFO Interest Coverage
12 Months Ended; %



5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
93%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Total FFO
12 Months Ended; $ billion



2.5
2.0
1.5
1.0
0.5
62%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Liquidity Position Is Solid

Liquidity – Sources and Uses
$B

	From 9/30/02 through 12/31/02	From 9/30/02 through 12/31/03	From 9/30/02 through 12/31/04
Cash	0.9	0.9	0.9
Credit Revolver - unused portion	0.7	0.7	0.7
OCF	0.5	2.2	4.2
Planned Refinancing	0.9	1.5	1.9
Total Liquidity Sources	3.0	5.3	7.7
Debt Maturities	0.1	1.5	2.6
Capital Expenditures	0.4	1.5	2.6
Dividends	0.1	0.3	0.7
Total Liquidity - Uses	0.6	3.3	5.9
Net Liquidity	**2.4**	**2.0**	**1.8**

Numerous Liquidity Levers, If Needed

Liquidity Levers	Potential Liquidity $B
Issue Entergy Corporation term debt	$0.5
Reduce annual utility capital spending and O&M expense by 15%	$0.4/yr
Increase net debt to net capital to 55% at utility operating companies under 55% leveraged at end of 2002	$0.3

Parent Term Debt
$B



2
1
0
+0.5B
Potential

Utility Capital Spending And O&M Expense
$B



3.0
2.5
2.0
1.5
1.0
0.5
0.0
15% reduction from current level
+0.4B
98
99
00
01
02

Utility Debt Ratio
%



60%
40%
20%
0%
+0.3B
98
99
00
01
02

Ample Cash To Invest In a Buyer's Market

Entergy's Projected Cash Flows 2002 - 2004
$B


Sources - $7.7B
Uses - $4.8B
0.8
5.5
90%
1.4
Utility Only
80%
-3.3
-0.9
-0.6*
2.9
Beginning
OCF
New Debt
Maintenance Capital
Dividend
Investment Commitment
Available for Growth

*Includes turbine contract cancellation costs

Announced or Completed Energy Asset Sales in 2002*
$B


12.0
10.0
8.0
6.0
4.0
2.0
0.0
E&P
Generation
Pipeline/Storage
Retail
Other

* Based on industry announcements

Achievable 2002 and 2003 Guidance



Operational Earnings Per Share
98-03E
2003 Guidance Range
$3.75 - $3.95
Guidance Midpoint
$3.65
$3.12
$3.23
$2.22
$2.17
4th Quarter
1st Three Quarters
$2.05
$2.08
$2.80
$3.05
$3.47
98
99
00
01
02E
03E

Q&A Session

Entergy